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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS


February 21,  1997



To the Board of Directors
BanPonce Corporation

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 No. 33-61601 of BanPonce Corporation of our report dated February 21, 1997, appearing on page F-35 of the Annual Report to Shareholders of BanPonce Corporation which is incorporated by reference in this Annual Report on Form 10K.


PRICE WATERHOUSE







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